AMERITAS LIFE INSURANCE CORP. ("AMERITAS")
      SUPPLEMENT TO AMERITAS LOW-LOAD SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                          PROSPECTUS DATED MAY 1, 2000
                          SUPPLEMENT DATED MAY 11, 2000


The Neuberger Berman AMT Guardian and Mid-Cap Growth portfolios, which are available as investment options under the Ameritas Low-Load Survivorship Variable Universal Life Policy ("LLSVUL"), are not listed in the Fund Expense Summary on page 9 of the current prospectus. The Growth and Partners portfolios listed in the chart are not and have never been available as investment options under the LLSVUL. Therefore, page 9 of the May 1, 2000 prospectus is corrected by deleting the words "Growth" and "Partners" and the numbers in those lines from the fund expense chart, and replacing them with the expenses for the Guardian and Mid-Cap Growth portfolios. The Fund Expense Summary for Neuberger Berman AMT, at page 9 of the LLSVUL prospectus, should read as follows:

FUND EXPENSE SUMMARY

                       INVESTMENT                     WAIVERS AND/OR          TOTAL
                       ADVISORY &   OTHER             REIMBURSEMENTS, (REFLECTING WAIVERS AND/OR
PORTFOLIO              MANAGEMENT  EXPENSES   TOTAL      IF ANY        REIMBURSEMENTS, IF ANY)
NEUBERGER BERMAN AMT(7)
Liquid Asset              0.65%      0.44%     1.09%      0.08%(8)           1.01%
Limited Maturity Bond     0.65%      0.11%     0.76%      0.00%(8)           0.76%
Guardian                  0.85%      0.15%     1.00%      0.00%(8)           1.00%
Mid-Cap Growth            0.85%      0.23%     1.08%      0.08%(8)           1.00%
Balanced                  0.85%      0.17%     1.02%      0.00%(8)           1.02%

(7) Neuberger Berman Management Inc. ("NBMI") provides investment management services to each Neuberger Berman AMT Series that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Series. NBMI provides administrative services to each portfolio that include furnishing similar facilities and personnel to the portfolio. With the portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the portfolio to third parties.
    Each portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the portfolio and as distributor of its shares. Each series bears all expenses of its operations other than those borne by NBMI as investment manager of the series. These expenses include, but are not limited to, for the portfolios and the series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the series, custodial fees for securities. Any expenses which are not directly attributable to a specific series are allocated on the basis of the net assets of the respective series.

(8) NBMI has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI, and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the average daily net asset value of the portfolios.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR VARIABLE POLICY ISSUED BY AMERITAS LIFE INSURANCE CORP. IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AMERITAS AT 1-800-255-9678.